Exhibit 10-AAy

AMENDMENT NUMBER 7 TO

TRANSFER AND ADMINISTRATION AGREEMENT

This AMENDMENT NUMBER 7 TO TRANSFER AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of August 27, 2004 among TECH DATA CORPORATION, a Florida corporation (“Tech Data”), as collection agent (in such capacity, the “Collection Agent”), TECH DATA FINANCE SPV, INC., a Delaware corporation headquartered in California, as transferor (in such capacity, the “Transferor”), YC SUSI TRUST, a Delaware statutory trust (“SUSI Issuer”), LIBERTY STREET FUNDING CORP., a Delaware corporation, (“Liberty”), AMSTERDAM FUNDING CORPORATION, a Delaware corporation (“AFC”), FALCON ASSET SECURITIZATION CORPORATION, a Delaware corporation, (“Falcon” and collectively with SUSI Issuer, Liberty, and AFC, the “Class Conduits”), THE BANK OF NOVA SCOTIA, a banking corporation organized and existing under the laws of Canada, acting through its New York Agency (“Scotia Bank”), as a Liberty Bank Investor and as agent for Liberty and the Liberty Bank Investors (in such capacity, the “Liberty Agent”), ABN AMRO BANK N.V., a banking corporation organized and existing under the laws of the Netherlands and acting through its Chicago Branch (“ABN AMRO”), as an AFC Bank Investor and as agent for AFC and the AFC Bank Investors (in such capacity, the “AFC Agent”), BANK ONE, NA (having its main office in Chicago, Illinois), a national banking association (“Bank One”), as a Falcon Bank Investor and as agent for Falcon and the Falcon Bank Investors (in such capacity, the “Falcon Agent”) and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association (“Bank of America”), as agent for SUSI Issuer, Liberty, AFC, Falcon, the Liberty Bank Investors, the AFC Bank Investors and the Falcon Bank Investors (in such capacity, the “Administrative Agent”), as a SUSI Issuer Bank Investor, as agent for SUSI Issuer and the SUSI Issuer Bank Investors (in such capacity, the “SUSI Issuer Agent”) and Lead Arranger, amending that certain Transfer and Administration Agreement dated as of May 19, 2000, among the Transferor, the Collection Agent, the Class Conduits (as defined thereunder) and the Bank Investors (such agreement, as amended to the date hereof, the “Original Agreement” and said agreement as amended, the “Agreement”).

WHEREAS, the Transferor desires to amend the Dilution Reserve Ratio;

WHEREAS, the Transferor desires to extend the Commitment Termination Date;

WHEREAS, on the terms and conditions set forth herein, the parties hereto consent to such amendments; and

WHEREAS, capitalized terms used herein shall have the meanings assigned to such terms in the Original Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. Amendment to Definitions.

(a) The definition of “Dilution Reserve Ratio” is hereby deleted and replaced with the following:

““Dilution Reserve Ratio” means, at any time on or before December 31, 2004, an amount equal to the product of (i) two (2) and (ii) the highest Dilution Ratio as of the last day of any of the preceding six (6) months and, at any time after December 31, 2004, the greater of (a) the product of (i) two (2) and (ii) the highest Dilution Ratio as of the last day of any of the preceding six (6) months, and (b) 13.0%.”

(b) The definition of “Commitment Termination Date” is hereby deleted and replaced with the following (solely for convenience changed language is italicized):

““Commitment Termination Date” means, with respect to each Class, August 26, 2005, or such later date to which such Commitment Termination Date may be extended by Transferor, the related Class Agent and the related Bank Investors not later than 60 days prior to the then current Commitment Termination Date for such Class.”

SECTION 2. Conditions Precedent. This Amendment shall not become effective until the Administrative Agent shall have received the following:

(a) A copy of the Resolutions of the Board of Directors of the Transferor and Tech Data certified by its Secretary approving this Amendment and the other documents to be delivered by the Transferor and Tech Data hereunder;

(b) A Certificate of the Secretary of the Transferor and Tech Data certifying (i) the names and signatures of the officers authorized on its behalf to execute this Amendment and any other documents to be delivered by it hereunder (on which Certificates the Class Conduits, the Class Agents, the Administrative Agent and the Bank Investors may conclusively rely until such time as the Administrative Agent shall receive from the Transferor and Tech Data a revised Certificate meeting the requirements of this clause (b)(i)) and (ii) a copy of the Transferor’s and Tech Data’s By-Laws;

SECTION 3. Representations and Warranties. The Transferor hereby makes to the Class Investors, the Class Agents and the Administrative Agent, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Original Agreement. In addition, the Collection Agent and the Guarantor hereby make to the Class Investors, the Class Agents and the Administrative Agent, on the date hereof, all the representations and warranties set forth in Section 3.3 of the Original Agreement.

SECTION 4. Successors and Assigns. This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns;

SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 6. Severability; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 8. Ratification. Except as expressly affected by the provisions hereof, the Original Agreement as amended by this Amendment shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Original Agreement to “this Agreement”, “hereunder”, “herein” or words of like import shall mean and be a reference to the Original Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

TECH DATA FINANCE SPV, INC.,
as Transferor

By:	/s/ Charles V. Dannewitz
Name:	Charles V. Dannewitz
Title:	Senior Vice President of Tax and Treasurer

TECH DATA CORPORATION,
as Collection Agent

By:	/s/ Charles V. Dannewitz
Name:	Charles V. Dannewitz
Title:	Senior Vice President of Tax and Treasurer

YC SUSI TRUST

By:	/s/ Robert R. Wood
Name:	Robert R. Wood
Title:	Principal

BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Agent, as SUSI Issuer Agent and as a SUSI Issuer Bank Investor

By:	/s/ Robert R. Wood
Name:	Robert R. Wood
Title:	Principal

LIBERTY STREET FUNDING CORP.

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

THE BANK OF NOVA SCOTIA, as Liberty Agent and as a Liberty Bank Investor

By:	/s/ J. Alan Edwards
Name:	J. Alan Edwards
Title:	Managing Director

AMSTERDAM FUNDING CORPORATION

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

ABN AMRO BANK N.V., as AFC Agent and as an AFC Bank Investor

By:	/s/ Thomas J. Educate
Name:	Thomas J. Educate
Title:	Senior Vice President

By:	/s/ Bernard Koh
Name:	Bernard Koh
Title:	Senior Vice President

FALCON ASSET SECURITIZATION CORPORATION

By:	/s/ Maureen E. Marcon
Name:	Maureen E. Marcon
Title:	Authorized Signer

BANK ONE, NA (having its main office in Chicago Illinois), as Falcon Agent and as a Falcon Bank Investor

By:	/s/ Maureen E. Marcon
Name:	Maureen E. Marcon
Title:	Vice President